Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments, Contingencies and Guarantees
COMMITMENTS, CONTINGENCIES AND GUARANTEES:
At December 31, 2018, we have commitments that require future minimum payments as follows:

	Finance Leases	Operating Leases	Other
2019	$3.8	$31.5	$19.7
2020	3.3	23.7	19.7
2021	2.8	14.5	16.5
2022	1.4	9.5	13.7
2023	0.4	6.6	13.5
Thereafter	—	21.6	37.7
Total future minimum payments	11.7	$107.4	$120.8
Less: amount representing interest for finance leases	(1.3)
Present value of future minimum finance lease payments (note 12)	10.4
Less: current portion of finance lease obligations	(3.2)
Long-term portion of finance lease obligations	$7.2

Our operating lease commitments primarily relate to premises. Our finance lease commitments relate to equipment. See note 2 for a description of IFRS 16, which brings most leases on-balance sheet for lessees under a single model, eliminating the distinction between operating and finance leases, which became effective January 1, 2019. Other commitments represent obligations under IT support agreements, including a new 10-year agreement that we signed with one of our IT service providers in December 2018.
As at December 31, 2018, we had committed $33.6 for capital expenditures, principally for machinery and equipment to support new customer programs.
We have contingent liabilities in the form of letters of credit, letters of guarantee and surety bonds (collectively, Guarantees) which we have provided to various third parties. The foregoing Guarantees cover various payments, including customs and excise taxes, utility commitments and certain bank guarantees. At December 31, 2018, we had $35.7 of Guarantees (December 31, 2017 — $36.8), including $21.3 (December 31, 2017 —$23.2) of letters of credit outstanding under our applicable revolving facility.
We are required to make contributions under our pension and non-pension post-employment benefit plans (see note 19), and quarterly mandatory principal repayments under the New Term Loans (see note 12). See note 21 for our obligations under the foreign exchange contracts we held at December 31, 2018. We are also required to make interest payments on amounts outstanding under the New Credit Facility and under our interest rate swap agreements, the amounts under the swap to be determined based on market rates at the time the interest payments are due (see notes 12 and 21).
In addition to the Guarantees, we provide routine indemnifications, the terms of which range in duration and often are not explicitly defined. These may include indemnifications against third-party intellectual property infringement claims and certain third-party negligence claims for property damage. We have also provided indemnifications in connection with the sale of certain businesses and real property. The maximum potential liability from these indemnifications cannot be reasonably estimated. In some cases, we have recourse against other parties to mitigate our risk of loss from these indemnifications. Historically, we have not made significant payments relating to these types of indemnifications.
Litigation:
In the normal course of our operations, we may be subject to lawsuits, investigations and other claims, including environmental, labor, product, customer disputes and other matters. Management believes that adequate provisions have been recorded where required. Although it is not always possible to estimate the extent of potential costs, if any, management believes that the ultimate resolution of all such pending matters will not have a material adverse impact on our financial performance, financial position or liquidity.
Income taxes:
We are subject to tax audits of historical information by tax authorities in various jurisdictions, which could result in additional tax expense in future periods relating to prior results. Reviews by tax authorities generally focus on, but are not limited to, the validity of our inter-company transactions, including financing and transfer pricing policies which generally involve subjective areas of taxation and a significant degree of judgment. If any of these tax authorities are successful with their challenges, our income tax expense may be adversely affected and we could also be subject to interest and penalty charges.
The successful pursuit of assertions made by any taxing authority could result in our owing significant amounts of tax, interest and possibly penalties. We believe we adequately accrue for any probable potential adverse tax ruling. However, there can be no assurance as to the final resolution of any claims and any resulting proceedings. If any claims and any ensuing proceedings are determined adversely to us, the amounts we may be required to pay could be material, and could be in excess of amounts accrued.
Other matters:
In 2017, the Brazilian Ministry of Science, Technology, Innovation and Communications (MCTIC) issued assessments seeking to disqualify certain amounts of research and development (R&D) expenses for the years 2006 to 2009, which entitled our Brazilian subsidiary (which ceased operations in 2009) to charge reduced sales tax levies to its customers. The assessments against our Brazilian subsidiary (including interest and penalties) total approximately 39 million Brazilian real (approximately $10 at year-end exchange rates) for such years. Although we cannot predict the outcome of this matter, we believe that our R&D activities for the period are supportable, and it is probable that our position will be sustained upon full examination by the appropriate Brazilian authorities and, if necessary, upon consideration by the Brazilian judicial courts. Our position is supported by our Brazilian legal advisers.